UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): September 1, 2006



                            HARVEY ELECTRONICS, INC.
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             (Exact name of registrant as specified in its charter)


         NEW YORK                      1-4626                13-1534671
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(State or other jurisdiction   (Commission File Number) (IRS Employer
 of incorporation)                                      Identification Number)



                  205 Chubb Avenue, Lyndhurst, New Jersey 07071
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       (Address of principal executive office)             (Zip Code)


Registrant's telephone number, including area code:  (201) 842-0078



                                       N/A
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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

o    Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

o    Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


Items 3.01 and 7.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing; Regulation FD Disclosure.

     On September 1, 2006, a Nasdaq Listing Qualification Panel (the "Panel") granted the Registrant's request for continued listing on the Nasdaq Capital Market subject to certain conditions. The Panel's decision followed an August 17, 2006 hearing. For a description of the procedural history preceding the hearing, please see the Registrant's Form 8-K dated June 20, 2006.

     The Panel granted the Registrant's request for continued listing subject to the following conditions:

1) On or about September 15, 2006, the Registrant shall file a Form 10-Q with respect to the quarter ended on or about July 29, 2006, reporting shareholders' equity of at least $2,500,000;

2) On or before November 15, 2006, the Registrant will inform the Panel that it has held an annual shareholders' meeting, that a reverse stock split has been approved and that the closing bid price for the Registrant's shares is at least $1.00 per share; and

3) On or before November 30, 2006, the Registrant must have evidenced a closing bid price of $1.00 or more for a minimum of ten prior consecutive trading days.

The Registrant must fully comply with these conditions and be in compliance with all requirements for continued listing on The Nasdaq Stock Market. The Registrant may request that the Nasdaq Listing and Hearing and Review Council review the decision. This review must be requested in writing within 15 days of September 1, 2006, the date of the decision. Additionally, the Registrant is required to notify Nasdaq of the occurrence of significant events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         HARVEY ELECTRONICS, INC.


                         By: /s/ Joseph J. Calabrese
                             ---------------------------------------------
                             Joseph J. Calabrese, Executive Vice President Chief Financial Officer, Treasurer and Secretary


Date:  September 5, 2006